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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Sparta, Inc. of our report dated March 21, 1998 appearing on page F-2 of the Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PRICEWATERHOUSECOOPERS LLP
---------------------------------
PRICEWATERHOUSECOOPERS LLP


Costa Mesa, California
February 16, 1999